UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2004

Church & Dwight Co., Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

469 North Harrison Street Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 683-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to the 30th paragraph (“Paragraph 30”) in the press release furnished as Exhibit 99.1 to the Current Report on Form 8-K initially furnished to the Commission on November 9, 2004, by Church & Dwight Co., Inc. (the “Company”), for information regarding the election of T. Rosie Albright to the Board of Directors of the Company.

Biographical information regarding Ms. Albright also is included in Paragraph 30. Ms. Albright was elected to the Board of Directors on November 3, 2004 and serves on the Governance Committee.

Because Paragraph 30 contains information responsive to this item, it shall be considered to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

The Company has previously furnished, as Exhibit 99.1, a press release announcing the Company’s financial results for the quarter ended October 1, 2004 and providing additional information. Pursuant to instruction B.2 to Form 8-K, Paragraph 30, included in Exhibit 99.1, shall be deemed “filed” rather than “furnished.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

By:	/s/ GARY HALKER
Gary Halker
Vice President, Finance and Treasurer

Dated: December 9, 2004